Exhibit 10.1

            Form of Restricted Common Stock Purchase Agreement (each signature page differed with respect to the name, address, amount and other information for each individual investor) CONFIDENTIAL

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                                    e.Digital

                              E.DIGITAL CORPORATION
                   RESTRICTED COMMON STOCK PURCHASE AGREEMENT
                                February 24, 2006

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CONFIDENTIAL

                   RESTRICTED COMMON STOCK PURCHASE AGREEMENT

      THIS RESTRICTED COMMON STOCK PURCHASE AGREEMENT dated as of February 24, 2006 (this "Agreement"), among e.Digital Corporation, a Delaware corporation (the "Company"), and each of the individual purchasers listed on Exhibit A to this Agreement who have executed the signature page hereof (the "Purchasers").

      WHEREAS, the Company wishes to sell and issue to the Purchasers shares of Common Stock (the "Common Stock") of the Company, and the Purchasers wish to purchase such shares from the Company, pursuant to the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants set forth herein, and other valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.        PURCHASE AND SALE.

      1.1. Sale and Issuance of Shares to Purchasers. Subject to the terms and conditions of this Agreement, and upon the basis of the representations and warranties contained in this Agreement, the Company agrees to sell and issue to the Purchasers, free and clear of any liens, claims, charges and encumbrances whatsoever, and the Purchasers agree to purchase, severally and not jointly, from the Company, an aggregate of 18,750,000 shares of Common Stock, par value $.001 per share, of the Company, for the aggregate purchase price of $1,500,000.00 (the "Purchase Price") or $0.08 per share.

      1.2. Issuance of Warrants to Purchasers. Subject to satisfaction of the terms and conditions specified in Section 1.1, the Company agrees to issue to each Purchaser, without payment of additional consideration, (i) a Common Stock purchase warrant in an amount equal to twenty-five percent (25%) of the shares of Common Stock purchased, in the form of Exhibit B-1, registered in the name of such Purchaser, (collectively, the "Series A Warrants") and (ii) a Common Stock purchase warrant in an amount equal to twenty-five percent (25%) of the shares of Common Stock purchased, in the form of Exhibit B-2, registered in the name of such Purchaser (collectively, the "Series B Warrants", and together with the Series A Warrants, the "Warrants"). The Series A Warrants shall have an exercise price ("Exercise Price") of $0.10 per share and shall be exercisable for a period from issuance to February 28, 2009. The Series B Warrants shall have an Exercise Price of $0.09 per share and shall be exercisable for a period ending on the earlier of (a) of six months following the effectiveness of the registration statement ("Registration Statement") to be filed with the Securities and Exchange Commission ("SEC") for the benefit of the Purchasers or
(b) July 31, 2008. The Warrants shall provide the Purchasers with anti-dilution protection such that whenever the Company issues or sells any shares of its Common Stock for consideration per share that is less than the Exercise Price in effect immediately prior to the time of such issue, then immediately upon such issue or sale the Exercise Price shall be reduced to the consideration per share received in exchange for such issuance of Common Stock. Notwithstanding the foregoing, such anti-dilution provisions shall not apply to (i) securities issued to employees, consultants, officers or directors of the Company pursuant to any stock option, stock purchase or stock bonus plan, agreement or arrangement approved by the Board of Directors; (ii) securities issued pursuant to the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all of the assets or other reorganization whereby the Company will own more than fifty (50%) of the voting power of such business segment of any such entity; (iii) securities issued to vendors or customers or to other persons in similar commercial situations with the Company if such issuance is approved by the Board of Directors; (iv) securities issued in corporate partnering transactions on terms approved by the Board of Directors; (v) securities issued in accordance with the terms of any of the Company's preferred stock or warrants outstanding on the date hereof, if any; and (vi) borrowings, direct or indirect, from financial institutions regularly engaged in the business of lending money, whether or not presently authorized with an equity component which is not a major component of such borrowing; (vii) the first $100,000 in proceeds received by the Company from the sale of any Common Stock or any securities convertible into or exercisable for Common Stock or similar equity securities sold in any successive 180-day period beginning on the date of the Warrants and continuing through the expiration date thereof.

      1.3. Closing; Payment and Delivery. The name and address of each Purchaser, the number of shares of Common Stock to be sold to each Purchaser, the Purchase Price and the number of shares issuable upon exercise of each of the Warrants is set forth on Exhibit A. Payment for and delivery of the certificates evidencing the Common Stock to be sold to the Purchasers (the "Closing") shall be effected at the offices of the Company, at 10:00 a.m. Pacific Standard time contemporaneously with the execution and delivery of this Agreement, or at such other place, time or date upon which the Company and the Purchasers shall agree. At the Closing, the Purchase Price shall be paid in immediately available funds against delivery by the Company to the Purchasers (within three business days) of the stock certificates (representing the Common Stock) and the Warrants. The Closing is subject to receipt by the Company of minimum aggregate proceeds of $800,000.

Section 2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents, warrants and covenants to the Purchasers as follows:

      2.1. Organization and Qualification. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with the requisite legal and corporate power to own its property and to carry on its business as proposed to be conducted by it. The Company is qualified and authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, prospects or financial condition.

      2.2. Power. The Company has all requisite legal power to enter into this Agreement and to carry out and perform its obligations under the terms hereof and thereof. The Company has all requisite legal power to issue the Common Stock and the Warrants.

      2.3. Capitalization.

            (a) The authorized capital stock of the Company consists of: (i) 300,000,000 shares of Common Stock ("Common Stock"), and (ii) 5,000,000 shares of Preferred Stock. As of December 31, 2005, the total number of shares of
Common Stock outstanding (fully-diluted) is 205,351,842, consisting of 175,260,876 shares of Common Stock issued and outstanding, 7,906,491 shares of Common Stock issuable upon conversion of outstanding shares of Series D Preferred Stock, 2,485,573 shares of Common Stock issuable upon conversion of outstanding shares of Series EE Preferred Stock, 7,894,736 shares of Common Stock issuable upon conversion of outstanding 12% Convertible Subordinated Promissory Notes, 6,182,500 shares of Common Stock issuable upon the exercise of warrants and 5,621,666 shares of Common Stock issuable upon the exercise of options (December 31, 2005 options outstanding less cancellations).

            (b) No person is entitled to any preemptive right or right of first refusal with respect to the issuance of the Common Stock as contemplated by this Agreement. There are no outstanding preemptive rights, options, warrants, conversion rights, agreements or other rights to purchase any of the authorized but unissued stock of the Company other than those identified above or issued, reserved or committed to be issued pursuant to this Agreement.

            (c) The Company has not issued or obligated itself to issue securities other than as listed above or otherwise contemplated by this Agreement.

      2.4. Company Authorizations. All corporate action on the part of the Company and its directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby, and for the authorization, issuance and delivery of the Common Stock and the Warrants has been taken. This Agreement is a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (a) as limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors rights generally and (b) that the availability of equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

      2.5. Validity of Securities. Except for liens, charges, claims or encumbrances created by or through the Purchasers, imposed by this Agreement or restrictions generally imposed by applicable securities laws, the Common Stock, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid, non-assessable and free and clear of all liens, charges, claims and encumbrances.

      2.6. No Breach. The execution, delivery and performance of this Agreement by Purchasers and the Company will not contravene, breach or otherwise cause a default under the Company's Certificate of Incorporation, bylaws or any agreement to which the Company is a party or of which the Company is aware.

Section  3.  REPRESENTATIONS  AND  WARRANTIES  OF  PURCHASERS.   Each  Purchaser
represents to the Company as follows:

      3.1. Authority. Such Purchaser has full power and authority to purchase the Common Stock from the Company as provided herein and to otherwise execute, deliver and perform this Agreement.

      3.2. Adequate Information. Such Purchaser acknowledges that he or it has reviewed the reports filed by the Company with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (collectively, the "SEC Documents") and has been afforded the opportunity to request and receive from the Company such other documents, materials and information as he or it deems necessary or appropriate for evaluating the purchase of the Common Stock. Such Purchaser confirms that he or it has made such investigation as he or it deemed appropriate to evaluate the merits and risks of this purchase. Such Purchaser has had the opportunity to ask questions of and receive answers from the Company, or their representatives, concerning the terms and conditions of this sale and such Purchaser confirms that he or it has taken advantage of such opportunity to the extent he or it deems necessary.

      3.3. Investment Intent. Such Purchaser: (a) is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended; (b) has such knowledge and experience in financial and business matters that he or it is capable of evaluating the merits and risks of an investment in the Company; (c) is able to bear the economic risks (including a complete loss) of an investment in the Company; (d) is purchasing the Common Stock for his or its own account and not with a view towards the sale or other distribution thereof; (e) understands that there is currently no public market for the Common Stock and that the Common Stock may have to be held indefinitely without possibility of liquidation.

      3.4. General Solicitation. Purchaser is not purchasing the Common Stock or the Warrants as a result of or subsequent to any advertisement, article, notice or other communication regarding such securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

      3.5. Reliance. Each Purchaser understands and acknowledges that (i) the Common Stock and Warrants are being offered and sold to Purchaser without registration under the Securities Act of 1933, as amended (the "Securities Act") in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

Section 4. OTHER AGREEMENT OF THE PARTIES.

      4.1. Transfer Restrictions.

            (a) The securities acquired hereunder or pursuant to the exercise of the Warrants may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

            (b) Each Purchaser agrees to the imprinting, so long as is required by this Section 4.1(b), of the following legend on the Securities:

      NEITHER THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE
COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

      4.2. Use of Proceeds. The Company shall use the net proceeds from the sale of the Common Stock hereunder for general working capital purposes.

      4.3. Fees and Expenses. Each party hereto hereby agrees to be responsible for his or its own fees and expenses in connection with the transactions contemplated hereby.

      4.4. Brokers' Commissions. Each party hereto hereby agrees to indemnify, defend, and hold harmless the other party from and against any and all expenses, costs, liabilities, losses, damages, claims, causes of action, or other proceedings which result from any broker, agent, or finder, licensed or otherwise, claiming through, under, or by reason of the conduct of the indemnifying party in connection with the transactions contemplated hereby.

      4.5. Registration Statement. The Company shall utilize its best efforts to prepare and file, on or before March 31, 2006, a Registration Statement on Form S-1 (or other comparable form) to register for resale the shares of Common Stock issued at Closing and to be issued to the Purchasers upon exercise of the Warrants. All costs and expenses incurred in connection with the preparation and filing of the Registration Statement shall be borne by the Company. Purchasers acknowledge that additional securities of the Company may be included in the Registration Statement pursuant to existing piggyback registration rights.

Section 5. MISCELLANEOUS.

      5.1. Representations, Warranties and Covenants to Survive Closing. All representations, warranties and covenants contained herein shall survive the execution and delivery of this Agreement and the sale and issuance of the Common Stock.

      5.2. Successors and Assigns. All representations, warranties, covenants and agreements of the parties contained in this Agreement or made in writing in connection herewith, shall, except as otherwise provided herein, be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      5.3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of laws principles.

      5.4. Counterparts. This Agreement may be executed in two or more counterparts, each which shall be deemed an original but all of which shall together constitute one and the same Agreement.

      5.5. Headings. The headings used herein are solely for the convenience of the parties and shall not serve to modify or interpret the text of the Sections at the beginning of which they appear.

      5.6. Further Assurances. Each party will execute all documents and take such other actions as the other parties may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Agreement.

      5.7. Notices. Any notice to any of the parties hereunder must be in writing and shall be deemed sufficiently given if (i) given by personal delivery, (ii) mailed by U.S. registered or certified mail, postage prepaid, return receipt requested, or (iii) deposited with a recognized overnight delivery service for next business day delivery, delivery charge prepaid, return receipt requested, if to the Purchasers addressed as set forth on Exhibit A, and if to the Company, addressed as follows:

      To the Company:          e.Digital Corporation
                               13114 Evening Creek Drive South
                               San Diego, CA  92128
                               Attention:  Robert Putnam, Senior Vice President,

      With copy to:            Higham, McConnell & Dunning LLP
                               15 Enterprise, Suite 360
                               Aliso Viejo, California 92656
                               Attention: Curt C. Barwick, Esq.

or at such other address or addresses as the respective parties may from time to time specify or give in the manner provided herein. Such notice shall be deemed given (i) when received, if given by personal delivery, (ii) the third business day after mailing, if sent by certified or registered mail or (iii) the next business day after deposit with a recognized overnight delivery service for next business day delivery.

      5.8. Entire Agreement. This Agreement and, including any agreements referred to herein, set forth the entire understanding of the parties hereto and supersede any prior oral or written agreements and understandings with respect to the subject matter hereof.

      5.9. Construction and Representation. The parties understand and acknowledge that they have each been represented by (or have been advised to retain and have had the opportunity to be represented by) counsel in connection with the preparation, execution and delivery of this Agreement. This Agreement shall not be construed against any party for having drafted it. The parties further understand and acknowledge that Higham, McConnell & Dunning LLP has represented only the Company in connection with this Agreement.

      5.10. Amendment. Any term of this Agreement may be amended with the written consent of the Company and Purchasers representing a majority of the shares of Common Stock purchased hereunder. Any amendment effected in accordance with this Section 5.10 shall be binding upon each Purchaser.

      5.11. Arbitration. Any action to enforce or interpret this Agreement shall be settled by arbitration by the American Arbitration Association ("AAA") in San Diego County, California. Any party may commence arbitration by sending a written demand for arbitration to the other party. Such demand shall set forth the nature of the matter to be resolved by arbitration. The substantive law of the State of California shall be applied by the arbitrator to the resolution of the dispute, and the procedural rules shall be governed by AAA. The parties shall share equally all initial costs of arbitration. The prevailing party shall be entitled to reimbursement of attorney fees, costs, and expenses incurred in connection with the arbitration. All decisions of the arbitrator shall be final, binding, and conclusive on all parties.

               (THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK;
                      INDIVIDUAL SIGNATURE PAGE(S) FOLLOW)

                            E.DIGITAL CORPORATION
                                SIGNATURE PAGE TO
                   RESTRICTED COMMON STOCK PURCHASE AGREEMENT

      IN WITNESS WHEREOF, the parties hereto have executed this Common Stock Purchase Agreement on the day and year first above written.

"COMPANY"                                 "PURCHASER"

E.DIGITAL CORPORATION
13114 Evening Creek Drive South           --------------------------------------
San Diego, California  92128              Name

By: /s/ ROBERT PUTNAM                     By:
                                              ----------------------------------
Its: Sr. Vice President and Secretary     Title:
                                                 -------------------------------

                                          Street Address:
                                                          ----------------------



                                          Phone #:
                                                   -----------------------------

                                          E-mail:
                                                  ------------------------------

                                          PURCHASE AMOUNT

                                          $:
                                            ------------------------------------

                                    EXHIBIT A

                                   PURCHASERS

                                          Shares         Aggregate            Series A             Series B
Name of Purchaser & Address               Acquired       Purchase Price       Warrant Shares       Warrant Shares
---------------------------               --------       --------------       --------------       --------------

Total